Exhibit 99.1

Tevogen Bio to Become Publicly Listed on NYSE via Business Combination with Semper Paratus Acquisition Corporation

●	Tevogen Bio Inc. (“Tevogen Bio”) is an advanced-stage specialty immunotherapy biotech pioneer developing off-the-shelf, genetically unmodified T cell therapeutics in virology, oncology, and neurology.
●	Founded by a consortium of top-tier biopharma executives and renowned scientists, Tevogen Bio aims to achieve commercial success by utilizing advanced science to overcome both cost- and geography-related patient access barriers for the very first time.
●	Tevogen Bio leverages its proprietary precision T cell platform technology, ExacTcell, to drive its robust research pipeline. Tevogen Bio, along with its founder, has received broad recognition for its innovative, patient-first approach in the biopharma industry.
●	The transaction with Semper Paratus Acquisition Corporation, a Cayman Island exempted company and publicly traded special purpose acquisition company (Nasdaq: LGST, LGSTU, LGSTW) (“Semper Paratus”), is expected to support Tevogen Bio with access to capital markets and to accelerate development of TVGN 489, which is designed to fill a critical gap in effective COVID-19 therapeutic solutions for the immunocompromised, the elderly, and the infirm, as well as to expedite the development of other products targeting life-threatening viral infections, several viral-induced and non-viral-induced common cancers, and multiple sclerosis.
●	Tevogen also intends to investigate the therapeutic potential of TVGN 489 as a treatment for Long COVID.
●	The pro forma equity value of the combined company is expected to be approximately $1.2 billion, and the proposed business combination is expected to be completed in the fourth quarter of 2023.

New York, NY, June 29, 2023 – Tevogen Bio Inc, a clinical-stage specialty immunotherapy biotech pioneer developing off-the-shelf, genetically unmodified T cell therapeutics in virology, oncology, and neurology, and Semper Paratus Acquisition Corporation, a publicly traded special purpose acquisition company, today announced the execution of a merger agreement (the “Merger Agreement”). Upon closing of the merger (the “Transaction”), the combined company will be named Tevogen Bio Holdings Inc. (“Tevogen Holdings”). Tevogen Holdings common stock and warrants are expected to be listed on the NYSE under the new ticker symbol “TVGN”.

Tevogen Bio is currently focused on developing its pipeline using its precision T cell platform, ExacTcell. ExacTcell is a product development toolkit that utilizes CD8+ Cytotoxic T Lymphocytes (“CTLs”), also known as Killer T Cells, one of nature’s most powerful weapons against cancer and infection. Unlike currently available genetically engineered T cell therapies, the ExacTcell approach is based on careful selection of naturally occurring T cells that recognize targets of interest from the body’s native T cell receptor pool and is designed to provide enhanced safety. CD8+ CTLs in ExacTcell-based products also target multiple and distinct antigens to overcome potential mutational challenges.

Tevogen Bio’s lead product is TVGN 489, an allogeneic, genetically unmodified T cell therapy for the treatment of COVID-19 in highly vulnerable patient populations, such as the immune-compromised, elderly, and infirm, along with potential applications in Long COVID treatment and prevention. Tevogen Bio has completed a proof-of-concept clinical trial for TVGN 489, showing positive results, including no dose-limiting toxicities or significant adverse events related to TVGN 489 observed in any patient at any dose level. TVGN 489 has not been observed to be compromised by any COVID-19 variant to date.

Upon completion of the Transaction, Tevogen Bio will be pursuing several late-stage clinical trials, expanding manufacturing capacity, and expediting the development of products targeting life-threatening viral infections, several viral-induced and non-viral-induced common cancers, and multiple sclerosis.

Tevogen Bio’s founder and CEO, Dr. Ryan Saadi said, “Tevogen Bio’s goal is to provide access to the vast and unprecedented potential of personalized immunotherapies for large patient populations impacted by common cancers and viral infections. To truly steer towards success in this sector, a highly refined business acumen must seamlessly combine with an intimate understanding of human health, its implications for all other sectors of the economy, and the far-reaching effects on society at large.”

Suren Ajjarapu, CEO of Semper Paratus commented, “We are thrilled to team up with Tevogen Bio, a biopharma company at the cutting-edge of immunotherapy, and look forward to a partnership for long-term expansion and innovation. Tevogen Bio’s rapid growth from concept to a fully operational biotech company in less than 24 months is the result of ambitious goals and well-executed strategies by its highly motivated and skilled team of experts. We look forward to supporting Tevogen Bio’s patient-centric mission to develop convenient and accessible immunotherapies for large patient populations while continuing the expansion of its new-era biotech business that integrates affordability with business sustainability.”

Leadership Team

Following the closing of the Transaction, Dr. Ryan Saadi, MD, MPH, will serve as the CEO and Chairman of the Board of Directors of Tevogen Holdings. The Board of Directors of Tevogen Holdings is also expected to include Professor Curtis Patton, Susan Podlogar, Victor Sordillo, Lindee Goh, Suren Ajjarapu, and Jeffrey Feike.

Transaction Overview

The Transaction was unanimously approved by the boards of directors of all parties, at an expected combined pro forma enterprise value of approximately $1.2 billion. In connection with the Transaction, Semper Paratus will migrate out of the Cayman Islands, domesticate as a Delaware corporation, and rename itself Tevogen Bio Holdings Inc., and Tevogen Bio will merge with and into a newly formed wholly owned subsidiary of Tevogen Holdings. Additionally, the Transaction includes a contingent earnout in the form of additional equity in Tevogen Holdings payable to the Tevogen Bio stockholders and Semper Paratus’ sponsor. The Transaction is expected to be completed in the fourth quarter of 2023, subject to, among other things, receipt of applicable governmental, regulatory, and third-party approvals, satisfaction of minimum closing net tangible asset and cash requirements, and the satisfaction or waiver of other customary closing conditions.

Additional information about the Transaction will be provided in a Current Report on Form 8-K to be filed by Semper Paratus with the Securities and Exchange Commission (the “SEC”) that will be available at www.sec.gov.

About Tevogen Bio’s Next Generation Precision T Cell Platform

Tevogen Bio’s next generation precision T cell platform is designed to provide increased immunologic specificity to eliminate malignant and virally infected cells, while allowing healthy cells to remain intact. Multiple, precise candidate targets on viral or malignant cells are selected in advance for T cell sensitization and effector functions with the goal of overcoming the mutational escape capacity of cancer cells and viruses while limiting cross-reactivity.

Tevogen Bio is investigating its technology’s potential to overcome the primary barriers to the broad application of personalized T cell therapies: potency, purity, production-at-scale, and patient-pairing, without the limitations of current approaches. Tevogen Bio’s goal is to provide access to the vast and unprecedented potential of developing personalized immunotherapies for large patient populations impacted by common cancers and viral infections. The ability to administer TVGN-489 in the outpatient setting and the ongoing work by Tevogen scientists to use this product in diverse patient populations, highlights Tevogen Bio’s commitment to patient accessibility.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC are serving as lead capital markets advisors to Semper Paratus. Nelson Mullins Riley & Scarborough LLP is serving as legal counsel to Semper Paratus, and Marcum LLP is serving as auditors to Semper Paratus. Hogan Lovells US LLP is serving as legal counsel to Tevogen Bio, and KPMG LLP is serving as auditors to Tevogen Bio.

About Tevogen Bio

Tevogen Bio is driven by a team of highly experienced industry leaders and distinguished scientists with drug development and global product launch experience. Tevogen Bio’s leadership believes that accessible personalized immunotherapies are the next frontier of medicine, and that disruptive business models are required to sustain medical innovation in the post-pandemic world.

About Semper Paratus

Semper Paratus is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Tevogen Bio. The Semper Paratus team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the Transaction between Semper Paratus and Tevogen Bio, including without limitation statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, the implied enterprise value, future financial condition and performance of Tevogen Bio and the combined company after the closing and expected financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction, the level of redemptions of Semper Paratus’ public stockholders and the product candidates, products, markets, and expected future performance and market opportunities of Tevogen Bio. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Semper Paratus’ securities; (ii) the risk that the Transaction may not be completed by Semper Paratus’ business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Merger Agreement by the stockholders of Semper Paratus, the satisfaction of the minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Semper Paratus’ stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet NYSE initial listing standards in connection with the consummation of the Transaction; (vii) the effect of the announcement or pendency of the Transaction on Tevogen Bio’s business relationships, operating results, and business generally; (viii) risks that the Transaction disrupts current plans and operations of Tevogen Bio; (ix) the outcome of any legal proceedings that may be instituted against Tevogen Bio or against Semper Paratus related to the Merger Agreement or the Transaction ; (x) changes in the markets in which Tevogen Bio competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Tevogen Bio may not be able to execute its growth strategies; (xiii) risks related to the COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that Tevogen Bio may not be able to develop and maintain effective internal controls; (xv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Tevogen Bio to grow and manage growth economically and hire and retain key employees; (xvii) the risk that Tevogen Bio may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xviii) risks related to the ability to develop, license or acquire new therapeutics; (xix) the risk that Tevogen Bio will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Tevogen Bio, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Tevogen Bio’s business; (xxii) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; risks related to regulatory review, and approval and commercial development; (xxiii) risks associated with intellectual property protection; (xxiv) the risk that Tevogen Bio is unable to secure or protect its intellectual property; and (xxv) Tevogen Bio’s limited operating history; (xxvi) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; (xxvii) risks related to regulatory review and approval and commercial development; and (xxviii) those factors discussed in Semper Paratus’ filings with the SEC and that that will be contained in the proxy statement/prospectus relating to the Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents to be filed by Semper Paratus from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Tevogen Bio and Semper Paratus may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Tevogen Bio or Semper Paratus gives any assurance that Tevogen Bio or Semper Paratus, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Semper Paratus’ or Tevogen Bio’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger Agreement and the Transaction, Semper Paratus intends to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 to be filed by Semper Paratus with the SEC, which will include a proxy statement/prospectus of Semper Paratus, and will file other documents regarding the Transaction with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Semper Paratus has filed or may file with the SEC in connection with the Transaction. When available, the definitive proxy statement and other relevant materials for the Transaction will be mailed or made available to stockholders of Semper Paratus as of a record date to be established for voting on the Transaction. Before making any voting or investment decision, investors and stockholders of Semper Paratus are urged to carefully read, when they become available, the entire registration statement, the proxy statement/prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, and the documents incorporated by reference therein, because they will contain important information about Semper Paratus, Tevogen Bio, and the Transaction. Semper Paratus’ investors and stockholders and other interested persons will also be able to obtain copies of the registration statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, other documents filed with the SEC that will be incorporated by reference therein, and all other relevant documents filed with the SEC by Semper Paratus in connection with the Transaction, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Semper Paratus Acquisition Corporation, 767 Third Avenue, 38th Floor, New York, NY 10017, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

Semper Paratus, Tevogen Bio, and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Semper Paratus’ stockholders with respect to the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of Semper Paratus’ directors and officers in Semper Paratus’ filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, amendments and supplements thereto, and other documents filed with the SEC. Such information with respect to Tevogen Bio’s directors and executive officers will also be included in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

Tevogen Communications

T: 1 877 TEVOGEN, Ext 701

Communications@Tevogen.com

Semper Paratus Acquisition Corporation

suren@semperparatusspac.com